UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07489

Oppenheimer International Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center,

New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30

Date of reporting period: 2/28/2013

Item 1.	Schedule of Investments.

STATEMENT OF INVESTMENTS February 28, 2013 / Unaudited

	Shares	Value
Common Stocks–96.3%
Consumer Discretionary–17.3%
Automobiles–0.7%
Bayerische Motoren Werke (BMW) AG	693,423	$64,004,596
Diversified Consumer Services–1.8%
Benesse Holdings, Inc.	1,494,182	61,982,196
Dignity plc[1]	4,629,528	89,124,729
MegaStudy Co. Ltd.	112,054	8,164,810
Zee Learn Ltd.[2]	938,095	409,402

		159,681,137
Hotels, Restaurants & Leisure–4.7%
Carnival Corp.	3,741,830	133,845,259
Ctrip.com International Ltd., ADR[2]	1,730,850	33,388,096
Domino’s Pizza Group plc[1]	10,178,314	82,918,228
William Hill plc	26,756,740	164,273,037

		414,424,620
Household Durables–0.9%
SEB SA	1,058,120	78,741,427
Internet & Catalog Retail–0.6%
Yoox SpA[2]	2,681,908	49,719,382
Leisure Equipment & Products–0.1%
Nintendo Co. Ltd.	105,219	10,171,132
Media–2.2%
Grupo Televisa SAB, Sponsored ADR	1,017,630	27,303,013
SES, FDR	2,024,800	62,333,202
Virgin Media, Inc.	1,550,260	71,932,064
Zee Entertainment Enterprises Ltd.	8,197,109	33,071,692

		194,639,971
Multiline Retail–1.4%
PPR	565,940	126,232,389
Specialty Retail–1.4%
Industria de Diseno Textil SA (Inditex)	911,875	121,512,737
Textiles, Apparel & Luxury Goods–3.5%
Burberry Group plc	3,986,011	83,206,415
Compagnie Financiere Richemont SA, Cl. A	430,390	34,408,065
Luxottica Group SpA	1,899,726	88,195,458
LVMH Moet Hennessy Louis Vuitton SA	432,380	74,456,719
Swatch Group AG (The)	60,165	34,082,036

		314,348,693
Consumer Staples–13.1%
Beverages–5.8%
C&C Group plc	16,137,465	103,129,168
Diageo plc	3,479,709	104,522,069
Heineken NV	2,247,816	167,831,841
Pernod-Ricard SA	1,048,362	136,033,999

		511,517,077
Food & Staples Retailing–1.9%
Shoppers Drug Mart Corp.	3,049,025	127,164,669
Woolworths Ltd.	1,187,181	42,357,723

		169,522,392
Food Products–3.8%
Aryzta AG2	2,173,094	124,849,154
Barry Callebaut AG2	83,228	81,247,861
Nestle SA	384,199	26,848,431
Unilever plc	2,597,655	103,563,499

		336,508,945
Household Products–1.0%
Reckitt Benckiser Group plc	1,329,326	89,317,604
Personal Products–0.3%
L’Oreal SA	188,483	28,187,774
Tobacco–0.3%
Swedish Match AB	675,534	22,122,971
Energy–3.2%
Energy Equipment & Services–1.9%
Hunting plc	805,759	10,622,453
Saipem SpA	824,392	21,947,909
Schoeller-Bleckmann Oilfield Equipment AG	526,291	52,762,348
Technip SA	748,622	81,082,071

		166,414,781
Oil, Gas & Consumable Fuels–1.3%
BG Group plc	4,977,227	88,003,432
Cairn Energy plc[2]	4,727,665	19,486,607
Ceres, Inc.[1,2]	1,262,894	5,064,205

		112,554,244
Financials–4.7%
Capital Markets–2.8%
BinckBank NV	3,717,550	37,594,803
ICAP plc	17,649,723	88,807,410
Tullett Prebon plc	10,749,054	45,488,958
UBS AG2	4,949,691	77,741,506

		249,632,677
Commercial Banks–0.8%
ICICI Bank Ltd., Sponsored ADR	1,782,810	74,735,395
Insurance–1.0%
Prudential plc	6,115,128	90,755,381
Thrifts & Mortgage Finance–0.1%
Housing Development Finance Corp. Ltd.	772,602	10,892,119
Health Care–9.7%
Biotechnology–3.0%
CSL Ltd.	2,050,300	125,656,729
Grifols SA2	3,905,468	139,120,313

		264,777,042

1	OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value
Health Care Equipment & Supplies–3.5%
DiaSorin SpA	1,764,507	$66,229,997
Essilor International SA	863,876	89,155,222
Sonova Holding AG2	686,970	82,234,113
Straumann Holding AG	57,877	7,977,792
William Demant Holding[2]	812,648	64,964,603

		310,561,727
Health Care Providers & Services–1.0%
Sonic Healthcare Ltd.	6,417,894	88,041,136
Health Care Technology–0.2%
CompuGroup Medical AG	849,049	18,966,023
Ortivus AB, Cl. A1,2	29,828	27,211
Ortivus AB, Cl. B1,2	1,883,694	1,188,340

		20,181,574
Life Sciences Tools & Services–0.0%
Tyrian Diagnostics Ltd.[1,2]	119,498,536	183,093
Pharmaceuticals–2.0%
BTG plc[2]	2,809,645	14,023,203
Novogen Ltd.[1,2]	8,330,223	2,212,315
Oxagen Ltd.[2,3]	214,287	9,842
Roche Holding AG	696,177	158,727,745

		174,973,105
Industrials–22.2%
Aerospace & Defense–2.0%
Embraer SA	11,923,346	100,716,553
European Aeronautic Defence & Space Co. NV	1,586,923	80,825,419

		181,541,972
Commercial Services & Supplies–1.6%
Aggreko plc	1,880,760	48,390,389
Edenred	681,060	23,562,684
Prosegur Compania de Seguridad SA	11,854,113	69,642,617

		141,595,690
Construction & Engineering–2.7%
Koninklijke Boskalis Westminster NV	2,117,668	90,738,157
Leighton Holdings Ltd.	2,898,390	69,452,805
Outotec OYJ	342,656	22,442,717
Trevi Finanziaria Industriale SpA[1]	8,047,821	55,581,144

		238,214,823
Electrical Equipment–4.4%
ABB Ltd.[2]	3,728,828	84,726,980
Alstom	1,464,720	64,634,563
Legrand SA	2,038,120	93,702,450
Nidec Corp.	744,385	43,688,148
Schneider Electric SA	1,215,190	93,476,066

		380,228,207
Industrial Conglomerates–0.7%
Siemens AG	592,902	61,630,912
Machinery–3.9%
Aalberts Industries NV1	6,902,413	152,743,996
Atlas Copco AB, Cl. A	1,900,096	55,233,641
FANUC Corp.	258,800	39,954,990
Weir Group plc (The)	2,758,641	98,096,311

		346,028,938
Professional Services–2.0%
Experian plc	10,774,579	178,820,586
Trading Companies & Distributors–4.0%
Brenntag AG	815,202	116,220,136
Bunzl plc	7,633,615	146,031,055
Wolseley plc	1,924,443	90,708,125

		352,959,316
Transportation Infrastructure–0.9%
Koninklijke Vopak NV	1,159,617	83,433,121
Information Technology–16.9%
Communications Equipment–1.8%
Telefonaktiebolaget LM Ericsson, Cl. B	12,835,751	155,698,529
Computers & Peripherals–1.2%
Gemalto NV	1,170,930	106,612,071
Electronic Equipment, Instruments, & Components–2.6%
Hoya Corp.	4,351,510	83,471,623
Ibiden Co. Ltd.	537,983	8,421,764
Keyence Corp.	367,721	103,583,939
Omron Corp.	1,302,218	31,540,397

		227,017,723
Internet Software & Services–2.6%
Telecity Group plc	6,179,185	87,648,137
United Internet AG	5,028,935	118,606,227
Yahoo Japan Corp.	63,425	26,857,603

		233,111,967
IT Services–1.2%
Amadeus IT Holding SA, Cl. A	3,284,489	84,046,065
Infosys Ltd.	360,672	19,332,298

		103,378,363
Semiconductors & Semiconductor Equipment–1.0%
ARM Holdings plc	6,033,240	87,408,538
Software–6.5%
Aveva Group plc	1,571,159	54,964,126
Dassault Systemes SA	926,880	105,205,065
Sage Group plc (The)	16,254,120	83,838,261
SAP AG	2,779,681	217,196,397
Temenos Group AG1,2	4,818,102	109,233,615

		570,437,464

2	OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value
Materials–4.2%
Chemicals–2.4%
Filtrona plc[1]	11,646,540	$112,812,626
Orica Ltd.	643,608	17,884,118
Sika AG	31,118	77,222,307

		207,919,051
Construction Materials–1.8%
James Hardie Industries plc	15,535,900	154,746,864
Telecommunication Services–4.4%
Diversified Telecommunication Services–4.4%
BT Group plc, Cl. A	53,916,696	218,963,399
Inmarsat plc	8,606,329	85,061,345
Ziggo NV	2,375,487	80,324,111

		384,348,855
Utilities–0.6%
Energy Traders–0.6%
APR Energy plc[1]	4,726,265	50,807,884
Total Common Stocks (Cost $6,334,439,313)		8,500,295,995

	Units	Value
Rights, Warrants and Certificates–0.0%
Ceres, Inc. Wts., Strike Price $19.50, Exp. 9/6/15[1,2,3]	126,666	$35,467
MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/11/17[1,2]	1,118,385	570,376
Tyrian Diagnostics Ltd. Wts., Strike Price 0.012AUD, Exp. 12/20/13[1,2]	11,949,853	$6,103

Total Rights, Warrants and Certificates (Cost $264,716)		611,946

	Shares
Investment Company–4.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.14%[1,4] (Cost $360,080,899)	360,080,899	360,080,899
Total Investments, at Value (Cost $6,694,784,928)	100.4%	8,860,988,840
Liabilities in Excess of Other Assets	(0.4)	(39,107,140)

Net Assets	100.0%	$8,821,881,700

Footnotes to Statement of Investments

Strike price is reported in U.S. Dollars, except for those denoted in the following currency:

AUD Australian Dollar

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares/Units	Gross	Gross	Shares/Units
	November 30, 2012	Additions	Reductions	February 28, 2013
Aalberts Industries NV	6,348,447	553,966	—	6,902,413
APR Energy plc	4,216,602	509,663	—	4,726,265
Ceres, Inc.	1,262,894	—	—	1,262,894

3	OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares/Units	Gross		Gross		Shares/Units
	November 30, 2012	Additions		Reductions		February 28, 2013
Ceres, Inc. Wts., Strike Price $19.50, Exp. 9/6/15	126,666	—		—		126,666
Dignity plc	3,819,982	809,546		—		4,629,528
Domino’s Pizza Group plc	8,982,012	1,196,302		—		10,178,314
Filtrona plc	12,296,420	934,720		1,584,600		11,646,540
MEI Pharma, Inc.	2,480,849	—		2,480,849	[a]	—
MEI Pharma, Inc.	—	413,474	[a]	413,474		—
MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/11/17[b]	1,118,385	—		—		1,118,385
Novogen Ltd.	8,330,223	—		—		8,330,223
Oppenheimer Institutional Money Market Fund, Cl. E	206,196,290	545,161,424		391,276,815		360,080,899
Ortivus AB, Cl. A	29,828	—		—		29,828
Ortivus AB, Cl. B	1,883,694	—		—		1,883,694
Phoenix Mecano AG	65,025	—		65,025		—
Temenos Group AG	4,308,059	510,043		—		4,818,102
Trevi Finanziaria Industriale SpA	7,275,059	772,762		—		8,047,821
Tyrian Diagnostics Ltd.	119,498,536	—		—		119,498,536
Tyrian Diagnostics Ltd. Wts., Strike Price 0.012AUD, Exp. 12/20/13	11,949,853	—		—		11,949,853

	Value		Income	Realized Gain (Loss)
Aalberts Industries NV	$152,743,996		$—	$—
APR Energy plc	50,807,884		—	—
Ceres, Inc.	5,064,205		—	—
Ceres, Inc. Wts., Strike Price $19.50, Exp. 9/6/15	35,467		—	—
Dignity plc	89,124,729		—	—
Domino’s Pizza Group plc	82,918,228		—	—
Filtrona plc	112,812,626		—	4,370,130
MEI Pharma, Inc.	—		—	—
MEI Pharma, Inc.	—		—	(13,837,362)
MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/11/17[b]	—	[c]	—	—
Novogen Ltd.	2,212,315		—	—
Oppenheimer Institutional Money Market Fund, Cl. E	360,080,899		94,871	—
Ortivus AB, Cl. A	27,211		—	—
Ortivus AB, Cl. B	1,188,340		—	—
Phoenix Mecano AG	—		—	(890,515)
Temenos Group AG	109,233,615		—	—
Trevi Finanziaria Industriale SpA	55,581,144		—	—
Tyrian Diagnostics Ltd.	183,093		—	—
Tyrian Diagnostics Ltd. Wts., Strike Price 0.012AUD, Exp. 12/20/13	6,103		—	—

	$1,022,019,855		$94,871	$(10,357,747)

a.	All or a portion is the result of a corporate action.
b.	No longer an affiliate as of February 28, 2013.
c.	The security is no longer an affiliate, therefore, the value has been excluded from this table.
2.	Non-income producing security.

4	OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

3.	Restricted security. The aggregate value of restricted securities as of February 28, 2013 was $45,309, which represents less than 0.005% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation/ (Depreciation)
Ceres, Inc. Wts., Strike Price $19.50, Exp. 9/6/15	9/5/07	$—	$35,467	$35,467
Oxagen Ltd.	12/20/00	2,210,700	9,842	(2,200,858)

		$2,210,700	$45,309	$(2,165,391)

4.	Rate shown is the 7-day yield as of February 28, 2013.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United Kingdom	$2,238,853,063	25.3%
France	1,056,803,631	11.9
Switzerland	899,299,605	10.2
Netherlands	800,103,519	8.9
Germany	596,624,291	6.7
United States	571,528,270	6.5
Spain	414,321,732	4.8
Japan	409,671,792	4.7
Australia	345,794,022	3.9
Italy	281,673,890	3.1
Ireland	257,876,032	2.9
Sweden	234,270,692	2.7
Jersey, Channel Islands	178,820,586	2.0
India	138,440,906	1.5
Canada	127,164,669	1.4
Brazil	100,716,553	1.1
Denmark	64,964,603	0.7
Austria	52,762,348	0.6
China	33,388,096	0.4
Mexico	27,303,013	0.3
Finland	22,442,717	0.3
South Korea	8,164,810	0.1

Total	$8,860,988,840	100.0%

Spot Currency Exchange Contracts as of February 28, 2013 are as follows:

Broker/Contract Description	Buy/ Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America:
Australian Dollar (AUD)	Buy	3,903	AUD	3/1/13	$3,986,723	$—	$13,825
Swedish Krona (SEK)	Buy	8,971	SEK	3/1/13	1,387,058	—	2,725
Swiss Franc (CHF)	Buy	613	CHF	3/4/13	654,157	—	3,623

						—	20,173

5	OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Spot Currency Exchange Contracts (Continued)

Broker/Contract Description	Buy/ Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Barclays Capital
Japanese Yen (JPY)	Buy	458,234	JPY	3/1/13	$4,943,721	$—	$37,430
Goldman Sachs & Co.
British Pound (GBP)	Buy	1,753	GBP	3/4/13	2,659,499	6,833	—
Nomura Securities
Euro (EUR)	Buy	1,627	EUR	3/4/13	2,123,812	—	6,121
State Street:
British Pound (GBP)	Buy	11,780	GBP	3/1/13	17,870,220	43,808	—
Danish Krone (DKK)	Buy	9,613	DKK	3/1/13	1,683,062	574	—
Euro (EUR)	Buy	19,725	EUR	3/1/13	25,751,676	13,630	—
Swiss Franc (CHF)	Buy	8,979	CHF	3/1/13	9,579,293	—	51,591

						58,012	51,591

Total unrealized appreciation and depreciation						$64,845	$115,315

6	OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and

7	OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

“asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

8	OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

9	OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of February 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,216,831,455	$316,644,629	$—	$1,533,476,084
Consumer Staples	1,157,176,763	—	—	1,157,176,763
Energy	257,021,116	21,947,909	—	278,969,025
Financials	123,222,317	302,793,255	—	426,015,572
Health Care	692,002,298	166,705,537	9,842	858,717,677
Industrials	1,707,005,644	257,447,921	—	1,964,453,565
Information Technology	1,483,664,655	—	—	1,483,664,655
Materials	190,034,933	172,630,982	—	362,665,915
Telecommunication Services	384,348,855	—	—	384,348,855
Utilities	—	50,807,884	—	50,807,884
Rights, Warrants and Certificates	—	576,479	35,467	611,946
Investment Company	360,080,899	—	—	360,080,899

Total Investments, at Value	$7,571,388,935	$1,289,554,596	$45,309	$8,860,988,840
Other Financial Instruments:
Foreign currency exchange contracts	—	64,845	—	64,845

Total Assets	$7,571,388,935	$1,289,619,441	$45,309	$8,861,053,685

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(115,315)	$—	$(115,315)

Total Liabilities	$—	$(115,315)	$—	$(115,315)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

10	OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

	Transfers into Level 1*	Transfers out of Level 1**	Transfers into Level 2**	Transfer out of Level 2*
Assets Table
Investments, at value:
Commons Stocks
Consumer Discretionary	$12,656,346	$(283,210,443)	$283,210,443	$(12,656,346)
Energy	—	(36,700,140)	36,700,140	—
Financials	—	(207,812,767)	207,812,767	—
Health Care	—	(132,787,030)	132,787,030	—
Industrials	85,269,411	(127,523,233)	127,523,233	(85,269,411)
Information Technology	305,931,841	—	—	(305,931,841)
Materials	—	(151,367,778)	151,367,778	—
Utilities	—	(45,566,716)	45,566,716	—

Total Assets	$403,857,598	$(984,968,107)	$984,968,107	$(403,857,598)

*	Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.
**	Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

11	OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

12	OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of February 28, 2013, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $64,845, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

13	OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Foreign Currency Exchange Contracts (Continued)

During the six months ended February 28, 2013, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $49,988,727 and $13,240,489, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Restricted Securities

As of February 28, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$6,730,364,156
Federal tax cost of other investments	7

Total federal tax cost	$6,730,364,163

Gross unrealized appreciation	$2,480,003,128
Gross unrealized depreciation	(349,378,444)

Net unrealized appreciation	$2,130,624,684

14	OPPENHEIMER INTERNATIONAL GROWTH FUND

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/28/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Growth Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	4/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	4/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	4/11/2013